UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of Report: May 1, 2012



                             MOMENTUM BIOFUELS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)
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


              Colorado                                  000-50619                               84-1069035
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (303)422-8127
                                  -------------
               Registrant's telephone number, including area code


               7450 West 52nd Ave., Suite M-115, Arvada, CO 80002

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement.

On or about August 21, 2009, Momentum BioFuels, Inc. ("the Company") and Hunt Global Resources, Inc. ("Hunt Global") executed an Agreement (the "Agreement") for the purpose, among other things, of inducing an exchange of the stock of the Company for an Agreement for a 3% Royalty on a Sand Mine and BioFuels technology to the Company. Pursuant to the Agreement Hunt Global was issued 40,000,000 shares of the Company's common stock, of which 10,000,000 shares were issued to Crown Financial Group, LLC.

On April 20, 2012, the Company, Hunt Global and Crown Financial Group, LLC entered into a Rescission and Settlement Agreement and Mutual Release ("the Rescission Agreement"), which was approved by the Board of Directors of Momentum on May 1, 2012 and by the Board of Directors of Hunt on April 20, 2012.

The Rescission Agreement provides for the following:

1. Rescind the Agreement entered into on or about August 21, 2009 by and between the Company and Hunt in its entirety.

2. Pursuant to the original Agreement 40,000,000 shares of the Company's common stock was issued to Hunt Global and Crown Financial Group, LLC in the amounts of 30,000,000 shares and 10,000,000 shares, respectively. The Rescission Agreement provides for such shares of common stock to be returned to the Company. The Company intends to cancel such shares.

3. Pursuant to the Agreement, the Company and Hunt had entered into an Agreement for a 3% Royalty on a Sand Mine and BioFuels technology. As part of the Rescission Agreement, the Company has waived and released any rights and claims to any royalties pursuant to an Agreement and has canceled such Agreement.

4. Hunt has agreed to release the Company from all and any loans, advances or other debt owed to Hunt.

As a result of the Rescission Agreement, the Company has changed it operational plans. The Company intends to obtain debt and/or, equity finance to meet ongoing expenses and attempt to enter into a business combination with another entity with experienced management and opportunities for growth in return for shares of common stock. There is and can be no assurance that any such events can be successfully completed. In particular there is no assurance that any business will be acquired or that any stockholder will realize any return on their shares after such a transaction. Any merger or acquisition completed by us can be expected to have a significant dilutive effect on the percentage of shares held by our current stockholders.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On May 1, 2012, the Company's Board of Directors approved the issuance of 70,000,000 shares of the Company's restricted common stock to Michael A. Littman, the Company's corporate counsel. The shares were issued at $0.005 per share for a total of $350,000, as payment on outstanding amounts owed to him by the Company, which includes all outstanding legal fees and preparation of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the 14f Notice to the Shareholders, and all other necessary Section 14 filing and annual meetings, and an agreement to pay approximately $100,000 owed to a third person accountant, who handled accounting services for the Company.

                                       1
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As a  result  of  such  issuance,  Mr.  Littman  has  become  the  majority  and controlling shareholder of the Company. Please see Item 5.01 below.

Exemption from Registration Claimed

All of the above sales by the Company of its unregistered securities were made by the Company in reliance upon Section 4(6) and Rule 506 of Regulation D of the Securities Act of 1933, as amended. All of the individuals and/or entities that purchased the unregistered securities were primarily either existing shareholders or individuals or entities known to the Company and its management, through pre-existing business relationships, or as long standing business associates. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.


        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

DeJoya Griffith & Company, LLC. formerly the independent registered public accountant for the Company was dismissed as the Company's independent registered public accountant on May 2, 2012, by the Company's Board of Directors. No audit committee exists, other than the members of the Board of Directors.

On May 1, 2012, the Board of the Company approved the engagement of new auditors, Borgers & Cutler CPA's PLLC, Denver, Colorado to be the Company's independent registered public accountant. No audit committee exists, other than the 0 of Directors.

In connection with audit of fiscal years ended December 31, 2009 and 2010 and the cumulative period of January 1, 2011 through September 30, 2011 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant would have caused them to make reference to the subject matter of the disagreements in their report..

The audit reports from DeJoya Griffith & Company, LLC for the fiscal years ended December 31, 2009 and 2010, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern and did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.







                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

As a result of the Rescission Agreement discussed in Item 1.02 and the issuance of shares of common stock to Mr. Littman, discussed in Item 3.02, there was a resulting change in the ownership structure of the Company. Prior to the Rescission Agreement, Hunt Global owned 30,000,000 shares of the Company's issued and outstanding common stock representing 32.18% of the voting common stock and Crown Financial Group, LLC owned 10,000,000 shares of the Company's issued and common stock representing 10.72% of the voting common stock.

Prior to the Rescission Agreement, the Company had 93,224,444 shares of common stock issued and outstanding. The Rescission Agreement, provides for the return of the 30,000,000 shares of common stock held by Hunt Global and the 10,000,000 shares of common stock held by Crown Financial Group, LLC, the Company intends to cancel such shares. After the cancellation of the 40,000,000 shares of common stock, the Company has 53,224,444 shares of common stock issued and outstanding.

On May 1, 2012,  the  Company's  Board of  Directors  approved  the  issuance of
70,000,000  shares of the Company's  restricted  common stock to Mr.  Michael A.
Littman, as discussed in Item 3.02. As a result of the issuance of such shares, the Company has 123,224,444 shares of common stock issued and outstanding. Mr.
Littman's shares represent 56.80% of the voting common stock of the Company.

The  following  table  sets forth  information  with  respect to the  beneficial ownership of the Company's outstanding common stock by:

o each person who is known by the Company to be the beneficial owner of five percent (5%) or more of the Company's common stock;



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                                          Number of Shares                         Number of Shares
                                            Held Before       Percent of Class        Held After       Percent of Class
                                             Rescission       Before Rescission       Rescission       After Rescission
            Name of Holder                   Agreement          Agreement (1)         Agreement          Agreement (2)
---------------------------------------- ------------------- -------------------- ------------------- --------------------

Hunt Global Resources, Inc.                  30,000,000            32.18%                 0                   0%

Crown Financial Group, LLC (3)               10,000,000            10.72%                 0                   0%

Charles T. Philips                           6,075,698              6.51%             6,075,698              4.93%

Coastal Safety and Environmental, LLC        6,000,000              6.43%             6,000,000              4.86%

Michael A. Littman                               0                   0%               70,000,000            56.80%




     (1)Based on 93,224,444 shares of common stock issued and outstanding, prior to the Rescission Agreement and the cancellation of a total of 40,000,000 shares, held by Hunt Global And Crown Financial, LLC.

     (2)Based on 123,224,444 shares of common stock issued and outstanding, assuming the cancelation of the 30,000,000 shares held by Hunt Global and the 10,000,000 shares held by Crown Financial Group and the issuance of 70,000,000 shares to Mr. Littman.

     (3) Mr. George Sharp, a former officer and director of the Company, was the beneficial holder of the shares held by Crown Financial Group, LLC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors

On May 1, 2012, the Company's Board of Directors accepted the resignations of Mr. George Sharp as the Chief Executive Officer and Ms. Adreena Betti, as the Company's President and Corporate Secretary.

Further the Company's Board of Directors accepted Mr. George Sharp, Adreena Betti resignations as directors of the Company, effective ten (10) days after the mailing of the 14f-1 Notice to the Shareholders under Section 14f of the Securities and Exchange Act of 1934, as amended.

Appointment of Officers and Directors

On May 1, 2012, the Company's Board of Directors appointed to the following individuals, to the positions listed below. Their biographical information follows the table.

                Name                                            Position
-------------------------------------         ----------------------------------
Redgie Green                                  Chief Executive Officer & Director
Rodney Unger                                  Chief Financial Officer & Director
Stanley Hallman                               Director


Redgie Green, Chief Executive Officer & Director, age 59

Mr. Green served as the President of Sun River Energy Inc. from January 2009 through July 2010. Mr. Green served as a Director of Sun River Energy, Inc. from 1998 through July 2010. Mr. Green was the co-owner and operator of Green's B&R Enterprises, a wholesale donut baker from 1983 through 2005. He has been an active investor in small capital and high-tech ventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was Secretary, Treasurer and Director of Baymark Technologies, Inc. and was appointed as a director of Aspeon, Inc. (now Aspi, Inc.) from March 2006 until October 2009. Mr. Green serves as a director of IntreOrg Systems, Inc. and International Paintball, Inc. In addition, Mr. Green in November 2010 was appointed the sole director and officer of Legacy Technology Holdings, Inc.

Rodney Unger, Chief Financial Officer & Director, age 59

 Since 1998, Mr. Unger has been semi-retired, working for himself, with a focus on the real estate and construction investments and volunteering with non-profit housing in both Michigan and Ohio. Prior to 1998, Mr. Unger worked for Chotin Group in the tax credit department, performing due diligence for Section 42 tax credit proposals and then monitoring the construction of apartment construction projects for both legal and accounting compliance. Prior to that, Mr. Unger was the Chief Financial Officer of Omnivest International, a holding company of approximately 120 corporations and limited partnerships (most were start up's). Omnivest is no longer in business at this time.

Mr. Unger attended both Michigan State University and the University of Colorado. In 1976, he received a Bachelor of Science in Business.

Stanley Hallman, Director, 81

Since 1995, Mr. Hallman has been the President and a director of Natural Buttes Gas Corp. From June 1952 - June 1954, he was employed with the Army Audit Agency. He graduated from the University of Texas with a Master of Professional Accounting. From June 1955 - August 1968, he was employed with Arthur Anderson in the Tax Department. From September 1968 - December 1972, Mr. Hallman was Vice President of John's staff at John King's Private Company, a Colorado corporation. He was employed with Granite Corporation, Aberdeen Recourse Corporation, and Oil and Gas Development of which he owns 49% from October 1978
- September 1982. From October 1982 to the present, he has been self-employed.

Mr. Hallman graduated from the University of Kansas with a Bachelor of Science degree in accounting in 1952.



                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.         Description
-----------         -----------

10.1 Rescission and  Settlement  Agreement and Mutual  Release,  dated April 20,
     2012

16   Letter regarding Change of Accountants, dated May 9, 2012

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             MOMENTUM BIOFUELS, INC.




                                      By:/s/Redgie Green
                                         ----------------
                                          Redgie Green, Chief Executive Officer


                                                              Date: May 16, 2012